SECURITIES AND EXCHANGE COMMISSION
                         Washington, D.C. 20549

                                FORM 8-K

                             CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 13, 2000

                        STAMPEDE WORLDWIDE, INC.
          (Exact name of registrant as specified in its charter)

Florida                         0-31465               58-2235301
(State or other jurisdiction  (Commission           (IRS Employer
of incorporation)            File Number)         Identification No.)

3910 Riga Boulevard, Tampa, Florida                  33619-1344
(Address of principal executive offices)             (Zip Code)

Registrant's telephone number, including area code (813) 630-2762


Item 2. Acquisition or Disposition of Assets.

On February 8, 2001, the Company entered into a non-binding Memorandum of Understanding with Specialized Solutions, Inc. ("Specialized"), a privately owned company located in Tarpon Springs, Florida. Specialized has been in business five years providing customers with training materials and solutions for certification of computer professionals. The Company's products include software, books, network, and professional certification programs. Under the memorandum, Specialized will merge into i-Academy, Inc., a wholly owned subsidiary of the Company. At the date of the Memorandum, i-Academy, Inc. was essentially dormant, its major asset being an information technologies training center located in space leased from the Company. Following the merger of Specialized into i-Academy, Inc., the Company will retain 3,500,000 shares of the surviving
corporation, which will be renamed "Specialized Solutions, Inc."   The
Company will be obligated to distribute 2,500,000 shares of the surviving corporation to its stockholders as a dividend in kind. Since the Company does not expect to have any retained or current earnings and profits for federal income tax purposes, the Company believes the transaction will be treated as a return of basis by its stockholders. In order to effect the distribution, the surviving corporation will file a registration statement under the Securities Act of 1933, as amended. The Company will retain one million shares as an investment and for possible future sale. Specialized's management will become the management of the surviving corporation. The surviving corporation will continue to lease the training facility space from the Company. The leased space will be expanded to include the surviving corporation's corporate offices and operations. The merger transaction is subject to preparation of definitive merger agreement and completion of an audit of Specialized's financial statements suitable for filing under the federal securities laws, as well as other conditions. At the time of the Memorandum and the definitive merger agreement, there was no relationship between Specialized and its affiliates and the Company and its affiliates. The sole stockholder of Specialized is Carrie Cameron, who will receive 4,825,000 shares of the surviving corporation, or approximately forty-two percent of the total issued and outstanding stock following completion of the merger and certain related transactions, including a proposed financing transaction.

Item 7. Financial Statements and Exhibits.

(a) Financial statements of businesses acquired.

The Company plans to file the financial statements required by this report by amendment not later than 60 days after the date that this initial report is filed.

(b) Pro forma financial information.

The Company plans to file the pro forma financial information required by this report by amendment not later than 60 days after the date that this initial report is filed.

(c) Exhibits.

1.  Memorandum of Understanding dated February 8, 2001.
2. Press release issued by the Company on February 13, 2001 describing the proposed merger transaction.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Stampede Worldwide, Inc.

By:  /s/ John V. Whitman, Jr.
       John V. Whitman, Jr., Chief Executive Officer

Date:  February 16, 2001


Exhibits


MEMORANDUM OF UNDERSTANDING
Dated February 8, 2001

This Memorandum of Understanding sets forth the terms and conditions pursuant to which Specialized Solutions, Inc., a Florida corporation, ("Specialized") will acquire a controlling interest in I-Academy, Inc., a Florida corporation ("I-Academy") and wholly owned subsidiary of Stampede Worldwide, Inc., also a Florida corporation ("Stampede"), by means of a reverse merger and thereafter become a publicly traded corporation.

The parties intend to accomplish the transaction described in the introductory paragraph, pursuant to a definitive agreement to be prepared, as follows:

Specialized will obtain audited financial statements which satisfy the requirements of Regulations S-K/S-X for filings made under the federal securities laws. I-Academy will obtain a subsidiary only audit of its financial statements (now included in consolidated audited financial statements of Stampede) which satisfy such requirements. Stampede will be responsible for Specialized's audit costs until the surviving corporation is funded.

Specialized will be merged into I-Academy, which shall be the surviving corporation. The name of I-Academy may or may not be changed to Specialized Solutions, Inc., depending on agreement between the parties. Immediately following the merger,

(a) the existing stockholder of Specialized will own 4,825,000 shares of the surviving corporation,
(b)Stampede will own 3,500,000 shares of the surviving corporation,
(c) the surviving corporation will sell 1,500,000 shares of its stock for approximately $1.8 million, in a private transaction arranged by Stampede,
(d) 500,000 shares of the surviving corporation's stock will be issued to a new director for services to be rendered,
(e) up to 430,000 shares will be issued in satisfaction of approximately $430,000 of Specialized's existing debt,
(f) 500,000 shares will be issued for investor relations services, and
(g) 220,000 shares will be issued to the new chief financial officer.

Specialized's management will become the management of the surviving corporation; provided that I-Academy's sole director and officer will be elected as a director of the surviving corporation.

Stampede will lease to the surviving corporation at market rate and terms (determined by an independent real estate leasing agent) the space occupied by I-Academy's computer and software training facility together with additional space for the surviving corporation's development, administrative and operations. The lease will provide for four months' free rent.

Prior to the transaction, Specialized will transfer to its sole stockholder its existing facility with a four month lease back at the carrying cost of the facility.

Stampede will approve the distribution to its stockholders of 2,500,000 shares of the surviving corporation's stock (out of the 3,500,000 shares Stampede retains in the merger). With Stampede's assistance or the assistance of Stampede's management acting independently, the surviving corporation will file a registration statement under the Securities Act of 1933, as amended, for the purpose of (a) making the distribution of the surviving corporation's stock to Stampede's stockholders (b) making the surviving corporation a fully reporting company for purposes of the federal securities laws and registering 402,750 shares for sale by Specialized's sole stockholder, 1,500,000 for the funder, 500,000 for the new director, 220,000 for the chief financial officer and 500,000 for the investor relations firm; and, file a registration statement on Form 8, as may be required by the Securities Exchange Act of 1934, as amended.

Immediately following the funding provided by the private sale of 1,500,000 shares, $150,000 will be paid in reduction of Specialized's existing debt. $150,000 will be paid to the surviving corporation's new chief executive officer as a bonus and $50,000 will be paid to the surviving corporation's chief operating officer.

Stampede or Stampede's management acting independently (at the expense of the surviving corporation) will assist with arrangements necessary for achieving quotation of the surviving corporation's stock on the OTC Bulletin Board and investor relations/market support.

The definitive agreement will contain ordinary and customary provisions and representations and warranties by both parties. Such representations and warranties will include the truth, accuracy and completeness of the information exchanged, including the audited and quarterly financial statements.

Following the execution of the this memorandum and beginning prior to execution of the definitive agreement, Specialized and I-Academy will make their respective books, records, operations and employees available for inspection and interview by representatives and agents of the other party (which, with respect to I-Academy, includes Stampede's personnel), subject to maximum confidentiality, for purposes of due diligence. The results of such examination and interviews must meet the satisfaction of each party. In the event either or both parties are not satisfied with the result of their examination and interviews, the dissatisfied party(ies) may terminate this memorandum or, if then signed, the definitive agreement.

If the transaction is not completed within two weeks following completion of Specialized's audit, this memorandum or, if then signed, the definitive agreement may be terminated by either party.

Promptly following the signing of this memorandum, the parties will generate a mutually agreeable press release describing the transaction for distribution to the general public and Stampede will file reports on Form 8-K under the Exchange Act, if required or desirable.

The parties will proceed promptly in good faith to prepare, execute and deliver a definitive agreement. From the date of this letter until the date of closing, or earlier in the event the parties determine in writing not to proceed with the transaction, neither Specialized nor I-Academy will make or receive offers for the sale of capital stock which would involve the change of control of the party or the sale of its business or assets.

This memorandum is not intended to be a binding agreement, except with respect to the confidentiality of information and documents involved in due diligence, the immediately preceding paragraph and this paragraph. Subsequent to the initial press release and the report on Form 8-K, provided above, neither party will issue any public statement regarding the transaction without the prior written approval of the other party, unless a party determines with the advice of counsel that an amended or further report on Form 8-K is required or desirable.

If the foregoing provisions having been deemed acceptable, the parties have executed this memorandum on the first date set forth above.



Stampede Worldwide, Inc.                         Specialized Solutions,
Inc.

/s/John V. Whitman, Jr.                               /s/Carrie Cameron
   John V. Whitman, Jr.                                  Carrie Cameron
   President                                             President



I-Academy, Inc.


/s/John V. Whitman, Jr.
   John V. Whitman, Jr.
   President

Stampede Worldwide, Inc. Announces Merger and Dividend Spinout Of Its i-Academy Subsidiary
TAMPA, Fla., Feb. 13 /PRNewswire/ -- Stampede Worldwide, Inc. (OTC Bulletin
Board: STPW - news; http://www.stampedeinc.com) announced today a non-binding memorandum of understanding under which Specialized Solutions, Inc., a privately owned company now located in Tarpon Springs, Florida, will acquire controlling interest in i-Academy, Inc., a wholly owned subsidiary of Stampede Worldwide, Inc., by means of a reverse merger, and thereafter will become a publicly traded corporation.
Specialized Solutions, Inc. (http://www.specializedsolutions.com; the ``Company'') is celebrating its fifth year in the business of providing customers with quality training materials and cost-effective solutions for certification of computer professionals. The Company's products include software, books, network, and professional certification programs. The Company reported un-audited revenues of $1,502,238 and $2,145,517 for the years ended December 31, 1999 and 2000, respectively, with un-audited pre-tax income of ($24,162) and $206,951 for the those years. Carrie A. Cameron, the founder of the Company, will continue as the Chairman, Chief Executive Officer and President following the merger. Post merger revenues for the 12 months are estimated at $6,000,000, with estimated pre-tax income of $600,000.
The name of the post-merger company will be Specialized Solutions Inc. The Company will use i-Academy as a service mark. The closing of the reverse merger is expected to be in approximately 60 days after signing a definite merger agreement and completion of a two year audit of the Company financial statements. At completion of the merger the Company will have 11,475,000 shares issued and outstanding out of 200,000,000 shares authorized. Once the transaction is completed, the Company will file a '33 Act registration statement covering the distribution of 2.5 million shares held by Stampede Worldwide for distribution to its more than 7,000 stockholders, thereby creating a new publicly traded company. The record date of the distribution to Stampede Worldwide stockholders will be determined once comments are received on the registration statement from the Securities and Exchange Commission. The registration statement is expected to be filed in approximately 60 days or immediately following completion of the audit and closing of the merger. The registration statement will also cover 3,122,750 shares for resale by other holders into the public market.
Once public, the Company is expected to have a total market capitalization of approximately $23,000,000, with Stampede Worldwide shareholders enjoying a distribution with an estimated market value of approximately $5,000,000 and Stampede Worldwide retaining 1,000,000 shares as an investment. Upon the competition of the merger, Specialized will relocate its corporate offices and operations to facilities leased from Stampede Worldwide, which includes the state-of-the-art training facility owned by i-Academy. The lease rate and terms will be typical for the market area with a term of five years. ``Stampede invested approximately $422,000 in building and branding i-Academy. To date that investment has not provided Stampede shareholders with a return on investment. This merger will provide Stampede shareholders with a more than acceptable return on investment through the distribution of 2.5 million shares, five years of rental income and the value of one million shares retained by Stampede Worldwide. Our building and branding of i-Academy was executed with precision, but successful operations and revenue expectations were never met. Specialized brings business expertise, ongoing business, revenues, net income and qualified management to the table. I'm pleased to announce this transaction to Stampede shareholders,'' said John V. Whitman Jr., Chairman/CEO Stampede.
``Unifying i-Academy's branding and Specialized Solutions ongoing business is a natural fit for our growing market segment. Specialized Solutions has been satisfying the needs of individual customers with its self-study product line and over the last three years has developed customized instructor-led training packages for our corporate customers. Adding instructor-led training in a classroom environment will provide a much-requested service not previously offered by Specialized Solutions. Using the i-Academy brand name, Specialized Solutions will be able to efficiently release its much-awaited online training university. Capitalizing on Specialized Solutions' global presence, we look forward to expanding the reach of classroom training and online training throughout the world. By incorporating self-paced, instructor-led, Web-based learning and customized curricula development, Specialized Solutions has a unique marketing advantage over the competition and will be well positioned to capture a significant share of this multi-billion dollar industry,'' said Carrie A. Cameron, Chairman/CEO/President of Specialized Solutions.
Stampede Worldwide, Inc. is engaged in the business of complete Internet Solutions, IT Training, Flexible Staffing, Computer Hardware and Software sales and Commercial Web Offset printing. Stampede operates five subsidiaries Stampede Network.com Inc., Spiderscape Inc., i-Academy, Stampede Quest and Chronicle Commercial Printing.
NOTE: Management believes certain statements in this press release may constitute ``forward-looking statements'' within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are made on the basis of management's views and assumptions regarding future events and business performance as of the time the statements are made. Actual results may differ from those expressed or implied. Such differences may result from actions taken by the company prior to its current fiscal year end, as well as from developments beyond the company's control, including changes in global economic conditions that may, among other things, affect the performance of the company's anticipated acquisitions or future business. In addition, changes in domestic competitive and economic conditions may also affect performance of all significant company businesses.
SOURCE: Stampede Worldwide, Inc.